UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811- 21748

 Bread & Butter Fund, Inc.

(Exact name of registrant as specified in charter)

3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Address of principal executive offices) (Zip code)

James B Potkul, Potkul Capital Management LLC.

 3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Name and address of agent for service)

Registrant's telephone number, including area code:   973-331-1000

Date of fiscal year end:      December 31

Date of reporting period:   June 30,  2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

BABFX

Semi-Annual Report

June 30, 2019

(Unaudited)

Phone: (888) 476-8585

              (440) 922-0066

BreadandButterFund.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.BreadandButterFund.com , and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Bread & Butter Fund

Shareholder Letter

June 30, 2019 (Unaudited)

Dear Fellow Shareholder,

The Bread & Butter Fund returned 9.63% for the six month period ending June 30, 2019 while the S&P 500 Index without dividends returned 17.35% and with dividends 18.54%. Based on the Russell large cap value index, value stocks have continued to lag behind comparative indices and the Russell large cap growth indices for nearly three years.

The Fund continually executes on its investment process as we maintain a list of high-quality investment ideas that are being monitored and awaiting undervalued prices to be added to the portfolio. High quality companies possess such characteristics as consistent sales, earnings and free cashflow growth, above average return on equity, return on investment capital and profit margins. High quality stocks rarely go on sale unless the general market has a sustained correction or an adverse company specific or sector event so patience is required.

Over the six-month period ended June 30, 2019 the main contributors to Fund performance was Apple, Facebook, Fannie Mae Preferred shares, Laboratory Corp of America and Tyson Foods. The main detractors to Fund performance was Dawson Geophysical, National Beverage, Natuzzi, Newell Brands and 22nd Century Group.

The Fund added new stocks AO Smith, National Beverage, LKQ and Wells Fargo and sold Consolidated Tomoka Land, Chipmos, Micron Technology and Shire over the six month period ended June 30, 2019

A review of our top five holdings Berkshire Hathaway B, Tyson Foods, Fannie Mae Preferred shares, 22nd Century Group and Laboratory Corp of America. Berkshire Hathaway has continued to perform well generating solid sales, earnings and free cashflows. Over the first half of 2019, Berkshire has increased its net worth by 9.7%. Cash and equivalents continued to grow at $119.1 billion.  The balance sheet is unmatched in corporate America. Currently Berkshire shares are undervalued and our position has grown quite large over the years to its current 15.18% of the Fund.

Tyson Foods has been an excellent long term performer for the Fund. The company has been reinventing and expanding into segments that once would have never been considered. However, consumer tastes are evolving so it is imperative for Tyson to stay abreast of growing trends in the meatless segment. Tyson will be rolling out its meatless product offerings soon into thousands of retail outlets. The company expect this segment to become a billion dollar market for the company. The shares have had a big move in the first half of 2019 and continue as the share price has broken out into all time highs. Currently, the shares are about fairly valued, but the potential growth from the meatless segment may bring an expansion of the earnings ratio due to higher margined products.

Fannie Mae Preferred shares have done well for the Fund and were up substantially in the first half of 2019. Fannie Mae is a story stock and it trades on news of its possible release from conservatorship. The Trump administration is looking to free the companies from conservatorship thru administrative means. In our analysis, the preferred shares are the best risk adjusted way to invest in this company and believe the preferred shares have $25 par value as a potential upside. Currently the shares of Fannie Mae preferred shares are undervalued.

Finally, 22nd Century Group has been in the portfolio for a number of years. The recent stock price action has been disappointing being that the company has filed the application with the FDA for its very low nicotine cigarette (VLN). The company is speculative, but it is well positioned in the cigarette space eventually and more importantly the cannabis space in the

Bread & Butter Fund

Shareholder Letter (Continued)

June 30, 2019 (Unaudited)

future via partnerships with several universities and companies. The company is a story stock awaiting news from the FDA for approval of its VLN product and news on the cannabis efforts with its partners. The company has plenty of cash in the next few years to carry it forward. Currently the stock is undervalued.

Some Market Observations

Negative interest rate bonds have reached nearly $14 trillion or 25% of total global sovereign and corporate debt according to Bloomberg. Most of the negative interest rate debt is in European countries and Japan. Currently the Bank of Japan owns about half of their sovereign debt and the European Central Bank owns about 30% of their sovereign debt. A hard to believe situation is the -0.01% 30 year Swiss bond.

Recently the 30 year US Treasury bond hit 2% the lowest ever recorded. At this point, if the Federal Reserve cuts rates down to 0% and restarts quantitative easing (QE) again, it is conceivable that rates could turn negative. US negative interest rates would be an unprecedented event.

Thank you for your continued support and investment in the Fund. If you have any questions or comments please feel free to contact us

Respectfully submitted,

James Potkul

President & Chief Investment Officer

The views contained in this report are those of the Fund’s portfolio manager as of June 30, 2019, and may not reflect his views on the date this report is first published or anytime thereafter. The preceding examples of specific investments are included to illustrate the Fund’s investment process sand strategy. There can be no assurance that such investments will remain represented in the Fund’s portfolios. Holdings and allocations are subject to risks and to change. The views described herein do not constitute investment advice, are not a guarantee of future performance, and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

Bread & Butter Fund

Top Ten Holdings and Asset Allocation

June 30, 2019 (Unaudited)

Top Ten Holdings *
(% of Net Assets)

Berkshire Hathaway, Inc. - Class B	15.18%
Tyson Foods, Inc. - Class A	10.96%
Fannie Mae Preferred Stocks (a)	7.02%
22nd Century Group, Inc.	4.25%
Laboratory Corp. of America Holdings	4.11%
Molson Coors Brewing Co. - Class B	3.80%
Johnson & Johnson	3.78%
Apple, Inc.	3.36%
National Beverage Corp.	2.72%
Facebook, Inc. - Class A	2.62%
57.80%

Asset Allocation
(% of Net Assets)

Short-Term Investment	16.55%
Diversified Holding Cos.	15.18%
Meat Packing Plants	10.96%
Money Market Fund	10.81%
Preferred Securities	8.37%
Consumer Products	4.25%
Services-Medical Laboratories	4.11%
Malt Beverages	3.80%
Healthcare-Pharmaceutical	3.78%
Electronic Computers	3.36%
Bottled & Canned Soft Drinks Carbonated Waters	2.72%
Services-Computer Programming, Data Processing, Etc.	2.62%
Wholesale-Motor Vehicles & Motor Vehicle Parts & Supplies	2.35%
Plastics Products, NEC	2.09%
Household Appliances	1.92%
Services-Computer Programming Services	1.72%
Gold & Silver Ores	1.60%
National Commercial Banks	1.28%
Oil & Gas Field Exploration Services	1.07%
Grain Mill Products	0.84%
Household Furniture	0.33%
Other Assets Less Liabilities, Net	0.29%
100.00%

* Top Ten Holdings does not include the Money Market Fund and Short-Term Investment.

(a) Includes the total of Fannie Mae preferred stocks.

Please refer to the Schedule of Investments for more information.

Bread & Butter Fund

Portfolio Analysis

June 30, 2019 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments. Sectors are based on Morningstar® classifications.

Bread & Butter Fund

Schedule of Investments

June 30, 2019 (Unaudited)

Shares		Value

COMMON STOCKS - 63.98%

Bottled & Canned Soft Drinks Carbonated Waters - 2.72%
900	National Beverage Corp. *	$ 40,167

Consumer Products - 4.25%
30,000	22nd Century Group, Inc. *	62,700

Diversified Holding Cos. - 15.18%
1,050	Berkshire Hathaway, Inc. - Class B *	223,828

Electronic Computers - 3.36%
250	Apple, Inc.	49,480

Gold & Silver Ores - 1.60%
1,500	Barrick Gold Corp. (Canada)	23,655

Grain Mill Products - 0.84%
150	Ingredion, Inc.	12,374

Healthcare-Pharmaceutical - 3.78%
400	Johnson & Johnson	55,712

Household Appliances - 1.92%
600	AO Smith Corp.	28,296

Household Furniture - 0.33%
2,000	Natuzzi Spa ADR *	4,840

Malt Beverages - 3.80%
1,000	Molson Coors Brewing Co. - Class B	56,000

Meat Packing Plants - 10.96%
2,000	Tyson Foods, Inc. - Class A	161,480

National Commercial Banks - 1.28%
400	Wells Fargo & Co.	18,928

Oil & Gas Field Exploration Services - 1.07%
6,300	Dawson Geophysical Co. *	15,750

Plastics Products, NEC - 2.09%
2,000	Newell Brands, Inc.	30,840

 The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund

Schedule of Investments (Continued)

June 30, 2019 (Unaudited)

Shares		Value

Services-Computer Programming, Data Processing, Etc. - 2.62%
200	Facebook, Inc. - Class A *	$ 38,600

Services-Computer Programming Services - 1.72%
400	Cognizant Technology Solutions Corp. - Class A	25,356

Services-Medical Laboratories - 4.11%
350	Laboratory Corp. of America Holdings *	60,515

Wholesale-Motor Vehicles & Motor Vehicle Parts & Supplies - 2.35%
1,300	LKQ Corp. *	34,593

TOTAL COMMON STOCKS (Cost $617,560) - 63.98%		943,114

PREFERRED SECURITIES - 8.37%

U.S. Government Agencies - 7.02%
6,000	Fannie Mae Pref Shares, Series R, 7.625% Perpetual *	68,280
3,000	Fannie Mae Pref Shares, Series T, 8.25% Perpetual *	35,160
		103,440
Real Estate Investment Trust - 1.35%
800	UMH Properties, Inc., Series D, 6.375% Perpetual	19,912

TOTAL PREFERRED SECURITIES (Cost $73,168) - 8.37%		123,352

MONEY MARKET FUND - 10.81%
159,303	Fidelity Institutional Treasury Only Money Market - Class I 2.14% **	159,303
TOTAL MONEY MARKET FUND (Cost $159,303) - 10.81%		159,303

SHORT-TERM INVESTMENT - 16.55%
244,030	Huntington Conservative Deposit Account 2.20% **	244,030
TOTAL SHORT-TERM INVESTMENT (Cost $244,030) - 16.55%		244,030

TOTAL INVESTMENTS (Cost $1,094,061) - 99.71%		1,469,799

OTHER ASSETS LESS LIABILITIES, NET - 0.29%		4,220

NET ASSETS - 100.00%		$ 1,474,019

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at June 30, 2019.

ADR - American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $1,094,061)	$ 1,469,799
Receivables:
Dividends and Interest	813
Securities Sold	23,963
Total Assets	1,494,575
Liabilities:
Due to Advisor	1,106
Accrued Expenses	689
Securities Purchased	18,761
Total Liabilities	20,556

Net Assets	$ 1,474,019

Net Assets Consist of:
Common Stock, at $0.001 par value	$ 116
Paid In Capital	1,097,316
Distributable Earnings	376,587
Net Assets, for 115,575 Shares Outstanding	$ 1,474,019

Net Asset Value Per Share	$ 12.75

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund

Statement of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

Investment Income:
Dividends (net of $25 of foreign tax withheld)	$ 5,471
Interest	4,935
Total Investment Income	10,406

Expenses:
Advisory	7,114
Transfer Agent	3,000
Custody	1,800
Professional	5,300
Insurance	203
Registration	623
Quote and Fees	2,200
Software	150
State & Local Taxes	750
Printing & Postage	108
Other Expenses	689
Total Expenses	21,937
Less fees waived and expenses reimbursed by Advisor	(7,709)
Net Expenses	14,228

Net Investment Loss	(3,822)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	4,671
Net Change in Unrealized Appreciation on Investments	129,600
Realized and Unrealized Gain on Investments	134,271

Net Increase in Net Assets Resulting from Operations	$ 130,449

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund

Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2019	12/31/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (3,822)	$ (7,348)
Realized Gain on Investments	4,671	81,962
Unrealized Appreciation (Depreciation) on Investments	129,600	(295,737)
Net Increase (Decrease) in Net Assets Resulting from Operations	130,449	(221,123)

Distributions to Shareholders:
Distributions	-	(81,962)*
Total Distributions Paid to Shareholders	-	(81,962)

Capital Share Transactions	(9,100)	52,314

Total Increase (Decrease) in Net Assets	121,349	(250,771)

Net Assets:
Beginning of Period	1,352,670	1,603,441

End of Period	$ 1,474,019	$ 1,352,670

* For the year ended December 31, 2018, total distributions consisted of long term capital gains of $81,962.

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund

Financial Highlights

Selected data for a share outstanding throughout the period.

	(Unaudited) Six Months Ended 6/30/2019

		Years Ended
		12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014

Net Asset Value, at Beginning of Period	$ 11.63	$ 14.41	$ 13.23	$ 12.86	$ 14.50	$ 14.57

Income From Investment Operations:
Net Investment Loss *	(0.03)	(0.07)	(0.09)	(0.10)	(0.15)	(0.15)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.15	(1.96)	1.58	0.94	(1.09)	0.42
Total from Investment Operations	1.12	(2.03)	1.49	0.84	(1.24)	0.27

Distributions:
Realized Gains	-	(0.75)	(0.31)	(0.47)	(0.40)	(0.34)
Total Distributions	-	(0.75)	(0.31)	(0.47)	(0.40)	(0.34)

Net Asset Value, at End of Period	$ 12.75	$ 11.63	$ 14.41	$ 13.23	$ 12.86	$ 14.50

Total Return **	9.63%(b)	(14.04)%	11.26%	6.52%	(8.59)%	1.82%

Net Assets at End of Period (Thousands)	$ 1,474	$ 1,353	$ 1,603	$ 1,479	$ 1,407	$ 1,670

Ratio of Expenses to Average Net Assets
Before Waivers	3.08%(a)	2.94%	2.98%	2.99%	2.87%	2.69%
After Waivers	2.00%(a)	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Loss to Average Net Assets
After Waivers	(0.54)%(a)	(0.50)%	(0.62)%	(0.75)%	(1.09)%	(0.99)%

Portfolio Turnover	14.01%(b)	48.34%	5.84%	19.06%	16.05%	11.33%

* Per share net investment loss has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

(a) Annualized.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund

Notes to Financial Statements

June 30, 2019 (Unaudited)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:  The Bread & Butter Fund, Inc. (the "Fund"), is an open-end, no-load, non-diversified regulated investment company that was incorporated in the state of New Jersey on March 2, 2004.  The Fund commenced investment operations October 31, 2005. The Fund is authorized to issue 100,000,000 shares of $0.001 par value common stock.

The Fund's investment objective is to seek long-term capital appreciation primarily by investing in securities that Potkul Capital Management LLC (the "Adviser") believes are undervalued. The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 4.

Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes:  The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Bread & Butter Fund

Notes to Financial Statements (Continued)

June 30, 2019 (Unaudited)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015-2017) or expected to be taken in the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and New Jersey State, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period ended June 30, 2019, the Fund did not incur any interest or penalties.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized, over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Cash and Cash Equivalents:  The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents. The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

Use of Estimates:  The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification: In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

Bread & Butter Fund

Notes to Financial Statements (Continued)

June 30, 2019 (Unaudited)

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

NOTE 2. INVESTMENT ADVISORY AGREEMENT

The Fund has an investment advisory agreement with the Adviser to furnish investment advisory and certain other management services to the Fund. The Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 1.00%.  The Adviser will absorb all expenses of the Fund so that the Fund's total expense ratio is equal to or less than 2.00%.  The Adviser has contractually agreed through May 30, 2020 to reimburse the Fund for expenses that exceed 2.00% per year of the average total net assets of the Fund. The Fund does not consider “Acquired Fund Fees and Expenses” to be fund operating expenses subject to the 2.00% limit. The Fund will not refund the Adviser for these reimbursements. The Fund will bear its own operating expenses which will include director's fees, legal and accounting/audit fees, interest, taxes, brokerage commissions, bookkeeping and record maintenance, operating its office, registration fees, postage, printing and supplies, transfer agent and custodian fees.  For the six months ended June 30, 2019, the Adviser earned $7,114 pursuant to the advisory agreement.  The Adviser waived $5,511 in advisory fees for the six months ended June 30, 2019.  At June 30, 2019, the Fund owed the Adviser $1,106 for management fees.

The President and Chief Investment and Compliance Officer of the Fund is also the President/Chief Investment Officer and Principal of the Adviser.

NOTE 3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2019 were $139,910 and $184,197, respectively.

NOTE 4. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Bread & Butter Fund

Notes to Financial Statements (Continued)

June 30, 2019 (Unaudited)

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks and preferred securities). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2.

Money Market Fund and Short-Term Investment – are valued using amortized cost, which approximates fair value. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Bread & Butter Fund

Notes to Financial Statements (Continued)

June 30, 2019 (Unaudited)

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2019:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 943,114	$ -	$ -	$ 943,114
Preferred Securities	123,352	-	-	123,352
Money Market Fund	159,303	-	-	159,303
Short-Term Investment	244,030	-	-	244,030
	$ 1,469,799	$ -	$ -	$ 1,469,799

* Industry classifications for these categories are detailed on the Fund's Schedule of Investments.

The Fund did not hold any Level 3 assets during the six months ended June 30, 2019. The Fund did not hold any derivative instruments at any time during the six months ended June 30, 2019. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

NOTE 5. CAPITAL SHARE TRANSACTIONS

As of June 30, 2019, there were 100,000,000 shares of $0.001 per value common stock authorized.  The total par value and paid-in capital totaled $1,097,432. Transactions in capital stock were as follows for the six months ended June 30, 2019 and year ended December 31, 2018:

	June 30, 2019		December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	-	$ -	883	$ 10,965
Shares reinvested	-	-	7,023	81,185
Shares redeemed	(735)	(9,100)	(2,903)	(39,836)
Total increase (decrease)	(735)	$ (9,100)	5,003	$ 52,314

NOTE 6.   TAX MATTERS

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of December 31, 2018, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$246,138
Total Distributable Earnings, Net	$246,138

Bread & Butter Fund

Notes to Financial Statements (Continued)

June 30, 2019 (Unaudited)

As of June 30, 2019, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities

         $      436,588

Gross unrealized depreciation on investment securities

                 (60,850)

Net unrealized appreciation on investment securities

         $      375,738

Tax Cost of investment securities, including short-term investments     $   1,094,061

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP.

The tax character of distributions paid for the six months ended June 30, 2019 and year ended December 31, 2018 were as follows:

   2019

   2018

Long-term capital gain

$       -

$81,962

NOTE 7.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of June 30, 2019, the President of the Fund and immediate family members, in aggregate, owned approximately 35% of the Fund, and may be deemed to control the Fund.

NOTE 8.  NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

On October 4, 2018, the SEC amended Regulation S-X to require certain disclosure requirements to conform them to US GAAP for investment companies. Effective November 4, 2018, the Fund’s adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund’s adoption of those amendments, effective with the financial statements prepared as of June 30, 2019, had no effect on the Fund's net assets or results of operations.

Bread & Butter Fund

Expense Illustration

June 30, 2019 (Unaudited)

Expense Example

As a shareholder of the Bread & Butter Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2019	June 30, 2019	January 1, 2019 through June 30, 2019

Actual	$1,000.00	$1,096.30	$10.40
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.88	$ 9.99

* Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Bread & Butter Fund

Additional Information

June 30, 2019 (Unaudited)

 DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors of the Fund is set forth below.  The SAI includes additional information about the Fund's Directors, and is available without charge, by calling 1-888-476-8585.  Each director may be contacted in writing to the director c/o Bread & Butter Fund, Inc., 3633 Hill Road, Parsippany, NJ 07054.

Officers and Directors of the Fund: Their addresses and principal occupations during the past five years are:

Name, Address And Age	Position in The Fund	Term of Office And Length of Time Served	Principal Occupation Past 5 Years	# of Funds Overseen By	Other Funds Where He Acts as Director
OFFICER
James B Potkul 3633 Hill Rd 3rd Parsippany, NJ 55	President and Chief Investment Officer & Compliance Officer of Fund	1 Year 14 Year	President and Chief Investment Officer Potkul Capital Mgt. LLC.	One	None
INTERESTED DIRECTOR
Jeffrey Potkul* 34-27 41st St. 3R Long Island City, NY 52	Director Interested Secretary	1 Year 14 Year	Global Director – Healthcare Economics Policy & Reimbursement at Medtronic	One	None
INDEPENDENT DIRECTORS
Donald McDermott 122 Diamond Spring Rd Denville, NJ 89	Director Chairman of the Board	1 Year 14 Year	Retired Professor Essex County College	One	None
Frank J Figurski 13 Greenwich Dr High Bridge , NJ 56	Director	1 Year 14 Year	IT Consultant: Major Transportation, Entertainment, Pharma and Healthcare (Comcast, Sanofi, LVHN; UPS & Fed-Ex); Project Manager: External IT: Mobility Architect: Synchronoss Tech.	One	None
Theodore Moskala 21 Tilbury Dr. Bristol, RI 55	Director	1 Year 14 Year	President Nittany Management Inc.	One	None

*Directors of the Fund are considered "Interested Persons", as defined in the Investment Company Act of 1940 because these individuals are affiliated with the Investment Advisor. Other “immediate family members” that own the fund are June Ann and Christine Potkul, daughters of James Potkul. Jeffrey Potkul is the brother of James Potkul.

The Directors received no fees for the six months ended June 30, 2019.

Bread & Butter Fund

Additional Information (Continued)

June 30, 2019 (Unaudited)

PROXY VOTING GUIDELINES

Potkul Capital Management LLC., the Fund's Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. The Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12 month period ended June 30, is available without charge by calling the Fund at 1-888-476-8585, at the Fund's website http://www.breadandbutterfund.com or by visiting the Securities and Exchange Commission ("SEC's") website http://www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Fund's website http://www.breadandbutterfund.com or at the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SHAREHOLDER MEETING

The Annual meeting of shareholders of the Bread & Butter Fund Inc. (“Fund”) was held on June 22, 2019 at the offices of Bread & Butter Fund Inc., at 3633 Hill Rd 3rd Floor Parsippany NJ 07054.  At the meeting, the following matters were voted upon by shareholders of record on May 3, 2019 (the resulting votes are presented below):

Total Shares Voted:	110,443.720
Total Outstanding Shares:	115,575.242

The results of shareholder voting for the annual election of the board of directors for the Fund is as follows:

Board of Directors	FOR	WITHHELD
Frank J Figurski Donald J McDermott Theodore J Moskala Jeffrey E Potkul	110,443.72 110,443.72 110,443.72 110,443.72	0 0 0 0

The result of shareholder voting for the election of the Independent public accountant Sanville & Company for the Fund is as follows:

Independent Public Accountant	FOR	AGAINST	ABSTAIN
Sanville & Company	110,443.72	0	5,131.52

Bread & Butter Fund

Additional Information (Continued)

June 30, 2019 (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on June 22, 2019, the Board of Directors, including a majority of Directors that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. In reaching their determinations relating to approval of the Advisory Agreement, the Directors considered all factors they believed relevant including the following:

The nature, extent and quality of investment, and other services to be rendered by the Investment Manager; comparative fee, performance and expense data for the Fund and other investment companies with similar investment objectives; the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors; information about fees charged by the Investment Manager to other clients with similar investment objectives; the professional experience and qualifications of the Fund’s portfolio manager; profitability of the Investment Manager; and the terms of the Advisory Agreement.

The Directors also considered their overall confidence in the integrity and competence of the Investment Manager. The Directors determined that the overall arrangements between the Fund and the Investment Manager, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses expected to be incurred, and such other matters as the Directors considered relevant in the exercise of their reasonable judgment.

Nature, Extent, and Quality of Services Provided by the Investment Manager — The Directors noted that, under the Advisory Agreement, the Investment Manager, subject to the control of the Directors, administers the Fund’s business and other affairs. The Directors also noted that the Investment Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies.

The Directors considered the scope and quality of services provided by the Investment Manager under the Advisory Agreement. The Directors considered the cyclical nature of value investing, the quality of the investment research capabilities of the Investment Manager, the other resources it dedicates to performing services for the Fund and the active management style of the Investment Manager. The Directors also considered the experience, reputation, and investment philosophy of Mr. James B. Potkul, the principal of the Investment Manager and portfolio manager of the Fund. The quality of administrative and other services also were considered.

The Directors concluded that the nature of the services provided by the Investment Manager continues to be satisfactory.

Investment Advisory Fees Paid by and Performance of the Fund — The Directors considered the advisory fee rate paid by the Fund to the Investment Manager and the performance of the Fund.

Bread & Butter Fund

Additional Information (Continued)

June 30, 2019 (Unaudited)

The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. They also recognized that when comparing the performance of the Fund to the performance of comparable funds, it is important to take factors such as size, risk management, and the age of the Fund into account. The Fund is a long term capital appreciation fund with lower than normal turnover focusing on value investments. Therefore the Directors used several funds in the value peer group as well as the S&P 500 Index for comparison purposes. The Fund performance analysis is longer term in nature using the most recent 5 year period ending December 31 and since inception October 31, 2005 through the year end of the most recent N-CSR Annual Filing December 31. The Directors concluded that the advisory fee rate, taking into account performance and the other factors mentioned above, was in line with other comparable funds. The Directors also considered that the advisory fee was at the same level as the fees charged by the Investment Manager to its other client accounts.

Possible Economies of Scale — The Directors considered whether the fee waiver was reasonable in light of the Fund’s assets size. The Directors determined that the fee waiver helps to keep Fund expenses in line with competitive funds and is reasonable.

In addition, the Directors noted that although the Fund’s contractual management fee did not include voluntary waivers. The Directors recognized that the Investment Manager has made great effort to keep cost low and waive expenses

The Directors noted that (i) the expenses paid by the Fund were customary in the mutual fund industry, and additionally, the Fund is a no-load fund and as such Fund shareholders do not pay sales charges common to other Funds and (ii) the expense ratios of some of the comparable funds were lower because of waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary and a larger asset base. The Directors concluded that the Fund’s expense ratio was satisfactory.

Investment Manager Profitability — The Directors noted that the Investment Manager provides the Fund with office space, administrative and other services as are necessary for the Fund’s operations. The Directors considered that the Investment Manager paid the total cost of the organization of the Fund (without reimbursement). It was also noted that the Investment Manager is contractually obligated to waive Fund expenses beyond 2%. The Directors considered the expenses of the Investment Manager and the services provided by the Investment Manager and determined that the Investment Manager was currently not profitable based on the expenses and relatively small asset levels of the Fund.

This Page Was Left Blank Intentionally

Investment Adviser

Potkul Capital Management, LLC.

3633 Hill Road 3rd Flr.

Parsippany, NJ  07054

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA 19001

This report is provided for the general information of the shareholders of Bread & Butter Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

ITEM 2.  CODE OF ETHICS – Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT – Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES - Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.   Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT  COMPANIES.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS- Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES – Not applicable.

ITEM 12.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES - - Not applicable.

ITEM 13.  EXHIBITS.

 (a)   (1)      EX-99.CODE ETH.  Filed herewith.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley

  Act of 2002.  ex-99cert  Filed herewith.

(b)     Certifications pursuant to Section 906 of the Sarbanes-Oxley

 Act of 2002.  ex-99.906cert   Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bread & Butter Fund, Inc.

By /s/ James B. Potkul

       James B. Potkul

       President, acting as Principal Executive Officer & Principal Financial Officer

Date 08/30/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ James B. Potkul

       James B. Potkul

       President, acting as Principal Executive Officer & Principal Financial Officer

Date 08/30/2019